Report Name - 10F-3

Fund - Smith Barney VIP Small Cap Growth Opportunities Portfolio

                                Period : 01/01/05 through 06/30/05


                                    ID : 240
                           Issuer Name : GFI Group Inc. (GFIG)
                            Trade Date : 01/25/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 500.00
                        Purchase Price : 21
                    % Received by Fund : 0.009%
                        % of Issue (1) : 0.213%
        Other Participant Accounts (2) :          12,000.00
                      Issue Amount (2) :       5,860,000.00
          Total Received All Funds (2) :          12,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : GFI Group Inc. (GFIG)
                            Trade Date :        01/25/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Jefferies & Co
                                         JP Morgan Securities
                         Selling Group : N/A


                                    ID : 287
                           Issuer Name : FTD Group, Inc. (FTD)
                            Trade Date : 02/08/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 900.00
                        Purchase Price : 13
                    % Received by Fund : 0.007%
                        % of Issue (1) : 0.191%
        Other Participant Accounts (2) :          24,100.00
                      Issue Amount (2) :      13,100,000.00
          Total Received All Funds (2) :          25,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : FTD Group, Inc. (FTD)
                            Trade Date :        02/08/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                         Co-Manager(s) : Merrill Lynch & Co
                                         Piper Jaffray & Co
                                         William Blair & Co LLC
                         Selling Group : N/A


                                    ID : 305
                           Issuer Name : Alpha Natural Resources, Inc
                            Trade Date : 02/14/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 7,900.00
                        Purchase Price : 19
                    % Received by Fund : 0.027%
                        % of Issue (1) : 0.461%
        Other Participant Accounts (2) :         128,200.00
                      Issue Amount (2) :      29,500,000.00
          Total Received All Funds (2) :         136,100.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Alpha Natural Resources, Inc
                            Trade Date :        02/14/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : ABN Amro Rothschild
                                         Bear Stearns & Co Inc
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         UBS
                         Selling Group : N/A


                                    ID : 308
                           Issuer Name : Wright Express (WXS)
                            Trade Date : 02/15/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 15,200.00
                        Purchase Price : 18
                    % Received by Fund : 0.038%
                        % of Issue (1) : 2.978%
        Other Participant Accounts (2) :       1,176,100.00
                      Issue Amount (2) :      40,000,000.00
          Total Received All Funds (2) :       1,191,300.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Wright Express (WXS)
                            Trade Date :        02/15/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                                         JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         Lehman Brothers
                                         UBS
                                         Wachovia Securities Inc
                         Selling Group : Harris Nesbitt
                                         Lazard Freres & Co LLC
                                         Suntrust Capital Markets
                                         Wells Fargo
                                         Williams Capital Group LP